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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 1998


                         SKYLYNX COMMUNICATIONS, INC.
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            (Exact name of registrant as specified in its charter)



   Colorado                       0-24687                   84-1360029
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(State or other              (Commission file              (IRS Employer
jurisdiction of                   number)                 Identification
incorporation or                                               No.)
 organization)


               103 Sarasota Quay, Sarasota, Florida        34236
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           (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:  (941) 366-4747


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 4:   Changes in Registrant's Independent Public Accountants
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     Effective December 31, 1998 the Company's Board of Directors approved a change in the Company's independent accountant. The independent accountant who was dismissed and had been previously engaged as the principal accountant to audit the Company's financial statements was Cordovano and Harvey, P.C. Cordovano and Harvey, P.C.'s reports covered the years ended December 30, 1997 and December 31, 1996 of SkyLynx Communications, Inc. (formerly Allied Wireless, Inc.) as well as the year ended December 31, 1997 for SkyLynx Communications, Inc. (formerly SkyLynx Express Holdings, Inc.). None of the reports of Cordovano and Harvey, P.C. on the financial statements of the Company for periods reported on by Cordovano and Harvey, P.C. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Nor have there been at any time any disagreements between the Company and Cordovano and Harvey, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company retained the accounting firm of Arthur Andersen, LLP to serve as the Company's independent accountant to audit the Company's financial statements. This engagement was effective December 31, 1998. Prior to its engagement as the Company's independent accountant, Arthur Andersen, LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

     The Company has requested Cordovano and Harvey, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated January 6, 1999 is filed as Exhibit
18.0 to this Form 8-K.


ITEM 7:   EXHIBITS
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Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Cordovano and Harvey, P.C., former accountants to the Company.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SKYLYNX COMMUNICATIONS, INC.



Date:  January 6, 1999             By: /s/ Jeffery Mathias
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                                       Jeffery Mathias, President